Supplement to the
Fidelity® Capital & Income Fund
and Fidelity High
Income Fund
June 29, 2002 Prospectus

The third bullet found under the heading "Principal Investment Strategies" for Capital & Income in the "Investment Summary" section on page 3 has been removed.

The following information supplements the information found under the heading "Principal Investment Strategies" for High Income in the "Investment Summary" section on page 3.

  Managing the fund to have similar credit quality distribution to an index, which, as of June 29, 2002, was the Merrill Lynch High Yield Master II Index.

CAI/SPH-02-01	June 29, 2002
1.710962.108